News Release

Media Contact:Ron RogersInvestor Contact:Scott Gleason

(801) 584-3065(801) 584-1143

rrogers@myriad.comsgleason@myriad.com

Myriad Launches riskScore™ Beginning the Next Epoch in Hereditary Cancer Testing

Provides Individualized Breast Cancer Risk for Patients Testing Negative with the myRisk® Hereditary Cancer Test

SALT LAKE CITY, Utah, September 5, 2017 – Myriad Genetics, Inc. (NASDAQ: MYGN), a leader in molecular diagnostics and personalized medicine, announced today that it has launched riskScore™, a new clinically validated precision medicine tool to enhance its myRisk® Hereditary Cancer test. riskScore quantifies a woman’s risk of developing breast cancer by combining genetic markers throughout the genome with her family and clinical history.

“We have known for some time that there are other genetic and clinical factors that can modify a patient’s risk for breast cancer; however, this is the first time that this information has been rigorously validated to guide patient care,” said Mark C. Capone, president and CEO, Myriad Genetics. “As the pioneer in hereditary cancer research, Myriad has been stalwart in our commitment to provide answers to every patient concerned about their breast cancer risks. Through the years Myriad has expanded the number of genes tested and demonstrated an unmatched commitment to classifying uncertain variants. Now this new test will provide definitive answers to the ninety percent of patients testing negative for hereditary cancer genes and will be complimentary to patients tested with myRisk®.”

riskScore is a proprietary algorithm that combines data from greater than 80 genetic markers called single nucleotide polymorphisms (SNPs), with a best-in-class family and personal history algorithm called the the Tyrer-Cuzick model. Myriad researchers optimized the genetic markers in riskScore by starting with over 100,000 patient samples and have now completed two highly statistically significant validation studies in patients of European descent demonstrating the ability of riskScore to predict breast cancer risk. These major validation studies will be presented at the National Society of Genetic Counselors Annual Conference and San Antonio Breast Cancer Symposium later this calendar year.

“Having been the leader in every major epoch in hereditary cancer testing, we feel particularly proud of the innovative research employed to develop the riskScore test,” said Jerry Lanchbury, Ph.D.,

chief scientific officer, Myriad Genetics. “The test will actually provide definitive answers for a higher percentage of patients than any previous test and is based upon a rigorous clinical validation. When decisions matter, patients can rely on the quality of Myriad research.”

Conference Call and Webcast

Myriad will host an investor conference call today, Tuesday, September 5, 2017, at 4:30 p.m. ET to discuss to discuss the launch of riskScore.  The dial-in number for domestic callers is (800) 624-1547.  International callers may dial (303) 223-4380.  All callers will be asked to reference reservation number 21857299.  An archived replay of the call will be available for seven days by dialing (800) 633-8284 and entering the reservation number above.  The conference call along with a slide presentation will also will be available through a live webcast at www.myriad.com.

About riskScore

riskScore is a new clinically validated personalized medicine tool that enhances Myriad’s myRisk® Hereditary Cancer test. riskScore helps to further predict a women’s lifetime risk of developing breast cancer  using clinical risk factors and genetic-markers throughout the genome. The test incorporates data from greater than 80 single nucleotide polymorphisms identified through 20 years of genome wide association studies in breast cancer and was validated in our laboratory to predict breast cancer risk. This data is then combined with a best-in-class family and personal history algorithm, the Tyrer-Cuzick model, to provide every patient with individualized breast cancer risk. riskScore is offered free-of-charge as an added service to Myriad’s myRisk Hereditary Cancer test.

About Myriad Genetics

Myriad Genetics Inc., is a leading personalized medicine company dedicated to being a trusted advisor transforming patient lives worldwide with pioneering molecular diagnostics.  Myriad discovers and commercializes molecular diagnostic tests that: determine the risk of developing disease, accurately diagnose disease, assess the risk of disease progression, and guide treatment decisions across six major medical specialties where molecular diagnostics can significantly improve patient care and lower healthcare costs.  Myriad is focused on five strategic imperatives:  stabilizing hereditary cancer revenue, growing new product volume, expanding reimbursement coverage for new products, increasing RNA kit revenue internationally and improving profitability with Elevate 2020.  For more information on how Myriad is making a difference, please visit the Company's website: www.myriad.com.

Myriad, the Myriad logo, BART, BRACAnalysis, Colaris, Colaris AP, myPath, myRisk, Myriad myRisk, myRisk Hereditary Cancer, myChoice, myPlan, BRACAnalysis CDx, Tumor BRACAnalysis

CDx, myChoice HRD, EndoPredict, Vectra, GeneSight, riskScore and Prolaris are trademarks or registered trademarks of Myriad Genetics, Inc. or its wholly owned subsidiaries in the United States and foreign countries. MYGN-F, MYGN-G.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the launch of riskScore, a new clinically validated precision medicine tool to enhance the Company’s myRisk® Hereditary Cancer test; the ability of the riskScore tool to provide definitive answers to the ninety percent of patients testing negative for hereditary cancer genes and being complimentary to patients tested with the myRisk test; the presentation of major validation studies for the riskScore tool at the National Society of Genetic Counselors Annual Conference and San Antonio Breast Cancer Symposium later this calendar year; the ability of the riskScore tool to actually provide definitive answers for a higher percentage of patients than any previous test; patients relying on the quality of Myriad research; the date and time of the conference call and webcast announcing the riskScore tool; and the Company’s strategic directives under the caption “About Myriad Genetics.” These “forward-looking statements” are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those described or implied in the forward-looking statements. These risks include, but are not limited to: the risk that sales and profit margins of our existing molecular diagnostic tests and pharmaceutical and clinical services may decline or will not continue to increase at historical rates; risks related to our ability to transition from our existing product portfolio to our new tests; risks related to changes in the governmental or private insurers’ reimbursement levels for our tests or our ability to obtain reimbursement for our new tests at comparable levels to our existing tests; risks related to increased competition and the development of new competing tests and services; the risk that we may be unable to develop or achieve commercial success for additional molecular diagnostic tests and pharmaceutical and clinical services in a timely manner, or at all; the risk that we may not successfully develop new markets for our molecular diagnostic tests and pharmaceutical and clinical services, including our ability to successfully generate revenue outside the United States; the risk that licenses to the technology underlying our molecular diagnostic tests and pharmaceutical and clinical services tests and any future tests are terminated or cannot be maintained on satisfactory terms; risks related to delays or other problems with operating our laboratory testing facilities; risks related to public concern over genetic testing in general or our tests in particular; risks related to regulatory requirements or enforcement in the United States and foreign countries and changes in the structure of the healthcare system or healthcare payment systems; risks related to our ability to obtain new corporate collaborations or licenses and acquire new technologies or businesses on satisfactory terms, if at all; risks related to our ability to successfully integrate and derive benefits from any technologies or businesses that we license or acquire, including but not limited to our acquisition of Assurex, Sividon and the Clinic; risks related to our projections about the potential market opportunity for our products; the risk that we or our licensors may be unable to protect or that third parties will infringe the proprietary technologies underlying our tests; the risk of patent-infringement claims or challenges to the validity of our patents; risks related to changes in intellectual property laws covering our molecular diagnostic tests and pharmaceutical and clinical services and patents or enforcement in the United States and foreign countries, such as the Supreme Court decision in the lawsuit brought against us by the Association for Molecular Pathology et al; risks of new, changing and competitive technologies and regulations in the United States and internationally; the risk that we may be unable to comply with financial operating covenants under our credit or lending agreements; the risk that we will be unable to pay, when due, amounts due under our credit or lending agreements; and other factors discussed under the heading “Risk Factors” contained in Item 1A of our most recent Annual Report on Form 10-K, which has been filed with the Securities and Exchange Commission, as well as any updates to those risk factors filed from time to time in our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

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